Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	IPC/Razor LLC

Address of Joint Filer:	c/o IPC Manager III, L.P.
277 Park Avenue, 39th Floor
New York, NY 10172

Relationship of Joint Filer to Issuer:	Other – see Remarks on Form 3

Issuer Name and Ticker or Trading Symbol:	Thermadyne Holdings Corporation (THMD)

Date of Event Requiring Statement
(Month/Day/Year):	10/05/2009

Designated Filer:	Razor Holdco Inc.

Signature:

IPC/RAZOR LLC

By: /s/ Douglas Korn
Name: Douglas Korn
Title:  President

October 13, 2010
Date

Joint Filer Information

Name of Joint Filer:	Irving Place Capital Partners III, L.P.

Address of Joint Filer:	c/o IPC Manager III, L.P.
277 Park Avenue, 39th Floor
New York, NY 10172

Relationship of Joint Filer to Issuer:	Other – see Remarks on Form 3

Issuer Name and Ticker or Trading Symbol:	Thermadyne Holdings Corporation (THMD)

Date of Event Requiring Statement
(Month/Day/Year):	10/05/2009

Designated Filer:	Razor Holdco Inc.

Signature:

IRVING PLACE CAPITAL PARTNERS III, L.P.
By: IPC Advisors III, L.P., its General Partner
By: JDH Management LLC, its General Partner

By: /s/ John D. Howard
Name: John D. Howard
Title:  Sole Member

October 13, 2010
Date

Joint Filer Information

Name of Joint Filer:	IPC Advisors III, L.P.

Address of Joint Filer:	c/o IPC Manager III, L.P.
277 Park Avenue, 39th Floor
New York, NY 10172

Relationship of Joint Filer to Issuer:	Other – see Remarks on Form 3

Issuer Name and Ticker or Trading Symbol:	Thermadyne Holdings Corporation (THMD)

Date of Event Requiring Statement
(Month/Day/Year):	10/05/2009

Designated Filer:	Razor Holdco Inc.

Signature:

IPC ADVISORS III, L.P.
By: JDH Management LLC, its General Partner

By: /s/ John D. Howard
Name: John D. Howard
Title:  Sole Member

October 13, 2010
Date

Joint Filer Information

Name of Joint Filer:	JDH Management LLC

Address of Joint Filer:	c/o IPC Manager III, L.P.
277 Park Avenue, 39th Floor
New York, NY 10172

Relationship of Joint Filer to Issuer:	Other – see Remarks on Form 3

Issuer Name and Ticker or Trading Symbol:	Thermadyne Holdings Corporation (THMD)

Date of Event Requiring Statement
(Month/Day/Year):	10/05/2009

Designated Filer:	Razor Holdco Inc.

Signature:

JDH MANAGEMENT LLC

By: /s/ John D. Howard
Name: John D. Howard
Title:  Sole Member

October 13, 2010
Date

Joint Filer Information

Name of Joint Filer:	John D. Howard

Address of Joint Filer:	c/o IPC Manager III, L.P.
277 Park Avenue, 39th Floor
New York, NY 10172

Relationship of Joint Filer to Issuer:	Other – see Remarks on Form 3

Issuer Name and Ticker or Trading Symbol:	Thermadyne Holdings Corporation (THMD)

Date of Event Requiring Statement
(Month/Day/Year):	10/05/2009

Designated Filer:	Razor Holdco Inc.

Signature:

JOHN D. HOWARD

/s/ John D. Howard

October 13, 2010
Date